SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [  ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:
                                              [_]  Confidential, for Use of the
[  ]  Preliminary Proxy Statement             Commission Only (as permitted by
[  ]  Definitive Proxy Statement              Rule 14A-6(e)(2))

[_]  Definitive Additional Materials

[X]  Soliciting Material Under Rule 14a-12

                        Cala Corportation
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                   None
 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

         [X]  No fee required.

         [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


         (1) Title of each class of securities to which transaction applies:

 ------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

                                Cala Corporation
                          2N. First Street, Third Floor
                           San Jose, California 95113

                        NOTICE OF MEETING OF SHAREHOLDERS

                             To Be Held September 30, 2001

To the Shareholders of
Cala Corporation

NOTICE IS HEREBY GIVEN that a Meeting of Shareholders of Cala Corporation, an qOklahoma corporation (the "Corporation"), will be held at 6:30 p.m. (PST), September 30, 2001 at 2N. First Street, Third Floor, San Jose, California 95113, for the following purposes:

     1. To elect directors of the Corporation to hold office until their successors shall have been elected and shall qualify;

     2.   To approve the adoption of a stock option plan;

     3. To ratify the appointment of Roger Castro, C.P.A. as independent public accountants for the Corporation;

     4.   To ratify the change of name of the Corporation to Cala Corporation;

     5. To authorize the change of domicile of the Corporation from Oklahoma to Nevada;

     6.   To authorize the increase of authorized Common Stock to 100,000,000;
          and

     7. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on August 30, 2001 are entitled to notice of and to vote at this meeting and any adjournment thereof. Such shareholders may vote in person or by proxy. The stock transfer books of the Corporation will not be closed.

     Shareholders are invited to attend the meeting in person. Whether or not you plan on attending the meeting in person, it is important that your shares be represented and voted at the meeting in accordance with your instructions. Therefore, you are urged to fill in, sign, date and return the accompanying proxy in the enclosed envelope. No postage is required if mailed in the United States.

                                             By Order of the Board of Directors

                                             /s/  Joseph Cala
                                             -----------------------------------
                                                  Joseph Cala
                                                  Chairman of the Board

San Jose, California
August 24, 2001

                                Cala Corporation
                          2N. First Street, Third Floor
                           San Jose, California 95113

                                 PROXY STATEMENT
                  FOR THE SOLICITATION OF VOTES TO SUPPORT THE
                   PROPOSITIONS OUTLINED IN THIS DOCUMENT FOR
                           THE MEETING OF SHAREHOLDERS

                             To Be Held Semptember 30, 2001


     This proxy statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Cala Corporation, an Oklahoma corporation (the "Corporation"), to be used at a Meeting of Shareholders and at any adjournment or postponement thereof and to support the propositions proposed by the Corporation's Board of Directors. This proxy statement and the accompanying form of proxy were first mailed to the holders of the Corporation's common stock on or about August 30, 2001.


                    SOLICITATION OF PROXIES AND VOTING RIGHTS

     The presence, in person or by proxy, of the holders of one-third (1/3) of the votes represented by the outstanding shares of the Corporation's common stock is necessary to constitute a quorum at the Meeting. Holders of shares are entitled to one vote per share of common stock and are not allowed to cumulate votes in the election of directors.

     The shares represented by each proxy executed in the accompanying form of proxy will be voted at the meeting in accordance with the instructions therein. Proxies on which no voting instructions are indicated will be voted FOR the election of nominees for directors, FOR each Proposal and FOR the ratification of the accounts and in the best judgment of the proxy holders on any other matter that may properly come before the Annual Meeting. If a broker indicates on a proxy that it does not have discretionary authority to vote shares on a certain matter, those shares will not be considered present and entitled to vote with respect to that matter. If a shareholder indicates on a proxy card that such shareholder abstains from voting with respect to a proposal, the shares will be considered as present and entitled to vote with respect to that matter, and abstention will have the effect of a vote AGAINST the proposal. In accordance with Oklahoma law, a shareholder entitled to vote for the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors.

     Shareholders have the unconditional right to revoke their proxies at any time prior to the voting of their proxies at the Meeting by giving written notice to the Secretary of the Corporation or by attending the Meeting and voting in person.

     The expenses of the solicitation of the proxies for the meeting, including the cost of preparing, assembling and mailing the notice, proxy, proxy statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Corporation. The Corporation does not intend to solicit proxies other than the mailing of proxy materials. All Proposals require the affirmative vote of a majority of shares represented and voting at the Meeting.

                              ELECTION OF DIRECTORS
                                 (Proposal One )

     The by-laws of the Corporation provide that the number of directors who shall constitute the whole board shall be such number as may be fixed from time to time by the Board of Directors and vacancies in the Board may be filled by the Board of Directors until the next annual meeting of the Shareholders.

     The by-laws provide that the Board shall be divided into three classes of directors with the term of office of one class expiring each year. Staggered terms for Directors are considered anti-takeover in nature, inhibiting a change in control of the Corporation and so possibly reduce the value of the stock to anyone attempting to acquire control of the Corporation.

     In October, 1999 two directors were appointed to replace the two directors that resigned. Mr, Joseph Cala was appointed to replace Bill Weaver and Mr. Stephen Ko was appointed to replace David Loveland. At present, the Board of Directors consists of two members, Joseph Cala and Stephen Ko. Since elections have not been held in the last years, all three director classes are to be voted on by the Shareholders.

     The two nominees, Joseph Cala and Stephen Ko, are proposed to be re-elected to hold office until the election of their successors or their earlier resignation or removal. Mr. Ko is nominated to serve a one year term and Mr. Cala to serve a three year term. Should any such nominee become unable to serve, proxies may be voted for another person designated by management or the Board. All nominees have advised that they will serve if elected.

Certain Information Regarding Nominees

     The names of the nominees, their ages as of the date of the Meeting, the date each first became a director, their principal occupations during at least the past five years, certain other directorships held and certain other biographical information are as set forth below.

     Joseph Cala, age 41, was appointed as a Director of the Company in October, 1999. Mr. Cala is currently the Chairman of the Board and President of the Company. For more than the past 5 years, Mr. Cala has been a successful international business owner. Some of his ventures include Fila, U.S.A., Mondi Fashion USA, L'Italiano Restaurants in Hawaii and Japan, Cala Investments, Inc. and Cala Hotels, Inc. (Undersea Resort and Hotel).

     Stephen Ko, age 50, was appointed as a Director of the Company in October, 1999. Mr. Ko is currently the Treasurer of the Company. For more than the past 5 years, Mr. Ko has served as Executive Vice President of Bank of America, FSB in Honolulu, Hawaii and currently service as Associate Managing Director with Private Capital Corporation responsible for providing investment banking and financial consulting services to private clients.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes thereto sets forth, as of August 24, 2001, certain information regarding ownership of common stock by (i) each person known to the Corporation to beneficially own more than 5% of its common stock, (ii) each director and nominee for director of the Corporation and (iii) all present officers and directors of the Corporation as a group.

     Under the rules and regulations of the Securities and Exchange Commission, a person is deemed to own beneficially all securities of which that person owns or shares voting or investment power as well as all securities which may be acquired through the exercise of currently available conversion, warrant or option rights. Unless otherwise indicated, each such person possesses sole voting and investment power with respect to the shares owned by him.

Name and Address                      Amount and Nature of           Percent of
of Beneficial Owner                   Beneficial Ownership          Outstanding
- -------------------                   --------------------          ----------

Joseph Cala                                23,724,998                  48.0%
4750 Lago Vista Circle
San Jose, California 95129

Stephen Ko                                     37,000                0.0007%
6100 West 96th Street, Suite 100
Indianapolis, Indiana 46276


All officers and directors                 23,761,998                 48.16%
  as a group (2 persons)


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     To the Corporation's knowledge, all required Forms 3, 4 and 5 were filed in a timely manner.


                 INFORMATION WITH RESPECT TO STANDING COMMITTEES
                     OF THE BOARD OF DIRECTORS AND MEETINGS

     The Board of Directors held one (1) meeting during 2000. The Board of Directors has an audit committee and a compensation committee. Action taken by these committees are reported to the Board of Directors at the next Board meeting. All Directors attended at least 75% of the meetings of the Board of Directors and of all committees of which they were members.

     The audit committee members are Joseph Cala and Stephen Ko. The audit committee reviews with the independent accountants of the Corporation the audit and review procedures of the Corporation and the scope and result of their audits. It also examines professional services provided by the independent accountants and evaluates their costs and related fees. During the last fiscal year there was one (1) meeting of the audit committee.

     The members of the compensation committee are Giuseppe Cala and Stephen Ko. The compensation committee administers the Corporation compensation programs and stock option plan. The compensation committee held one (1) meeting during the past fiscal year.

                        DIRECTORS AND EXECUTIVE OFFICERS

         All Directors of the Corporation serve until the next Annual Meeting of the Shareholders of the Corporation. There are no special arrangements under which any of the directors serve. Ages are as of August 24, 2001.

                                                             Director or Officer
Name                 Age        Position                           Since
- ----                 ---        --------                     -----------------

Joseph Cala          41         Chairman of the Board              1999
                               President, Director
Stephen Ko           50         Director, Secretary                1999
                                  and Treasurer


     Biographical information on Messrs. Cala and Ko are included under Certain Information Regarding Nominee above.

Certain Information Regarding Executive Officers

     All officers and directors of the Corporation serve at the pleasure of the Board of Directors without employment agreements.


                             EXECUTIVE COMPENSATION

     The following sets forth the annual and long-term compensation paid to the Chief Executive Officer of the Corporation during the last three fiscal years. No executive officer of the Corporation received an annual salary and bonus in excess of $100,000 in any of the past three fiscal years.

                           Summary Compensation Table

                                                      Long-Term
                                                     Compensation
Name and                      Annual Compensation     Securities
                             ---------------------    Underlying      All Other
Principal Position          Year   Salary   Bonus      $Option     $Compensation
------------------          ----   ------   ------     ------      ------------
Giuseppe Cala.              2000  $150,000   -0-        -0-            -0-
Chairman of the Board       1999   $30,000   -0-        -0-            -0-
President, Chief Executive Officer




     There are currently no options outstanding. No options to purchase stock were exercised by any executive officer in the fiscal year ended December 31, 2000.

Compensation of Directors

     Non-management directors of the Corporation we not paid any fees for attending meeting of the Board of Directors or committee meeting.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There have been several related transactions or relationships between the executive officers, directors, 10% stockholders and the Corporation that require reporting.

     A. In November, 1999, Mr. Cala and Mr. Modaferri were each granted 2.6 million shares in exchange for the Lease on a Cascina Restaurant under construction in San Francisco, California. In 2000, Mr. Cala returned
          5.6 million shares to the Company when development of the Cascina Restaurant was terminated.

     B. In January 2000, Mr. Cala, Chairman, President and CEO of Cala Corporation sold his interest in Cala Hotels, Inc. (which included the Undersea Resort) to Cala Corporation for $6,000,000. A partial payment of 10,000,000 shares was made to Mr. Cala with the balance of 20,000,000 shares being due and payable pro-rata upon the opening of the first 10 Undersea Resorts.


                          ADOPTION OF STOCK OPTION PLAN
                                 (Proposal Two)

     The Company's Board of Directors recommend that the shareholders approve the adoption of a combined incentive stock option and non-statutory stock option plan (the "2001 Plan") that provides for the grant to employees, officers, directors, and consultants of the Company of options to purchase up to 2,500,000 shares of Common Stock. Options under the 2001 Plan may be either "incentive stock options" within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), or options that do no qualify as incentive stock options ("non-statutory") issued to non-employee directors, employees and consultants of the Company. The 2001 Plan would replace the Stock Option Plan adopted in 1996. The 2001 Plan is subject to shareholder approval.

                               Purpose of the Plan
                               -------------------

     The purpose of the 2001 Plan is to further the interests of the Company by providing incentives for officers, department heads, administrative personnel, counsel, and other key employees of the Company as well as consultants and directors of the Company who may be designated for participation in the 2001 Plan and to provide additional means of attracting and retaining competent personnel in responsible positions.

                          Description of the 2001 Plan
                          ----------------------------

     Under the 2001 Plan, the Board of Directors ("Board") may from time to time grant options to participants entitling the holders thereof to purchase shares of the Company's authorized and unissued Common Stock up to an aggregate of 2,500,000 shares. If any option granted under the 2001 Plan terminates or expires unexercised, the shares released from option may be made the subject of additional options granted under the 2001 Plan of the same type as the terminated or expired option. If there is any change in the Company's shares of Common Stock, as by stock splits, reverse stock splits, stock dividends or recapitalization, the number of shares available for option and the shares subject to option shall be appropriately adjusted by the Board.

     The Board determines those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock that may be purchased under each option and the option price.

     The per share exercise price of the Common Stock subject to incentive and non-qualified stock options granted pursuant to the 2001 Plan may not be less than the fair market value of the Common Stock on the date the option is granted. Under the 2001 Plan, the aggregate fair market value (determined as of the date the option is granted) of the Common Stock that first became exercisable by any employee in any one calendar year pursuant to the exercise of incentive stock options may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to him, 10% or more of the total combined voting power of all classes of stock of the

Company (a 10% stockholder), shall be eligible to receive any incentive stock options under the 2001 Plan unless the option price is at least 110% of the fair market value of the Common Stock subject to the option, determined on the date of grant. Non-qualified options are not subject to this limitation.

     No incentive stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option will be exercisable only by the optionee. Pursuant to the terms of the 2001 Plan, in the event of termination of employment, other than by death or permanent total disability, the options terminate immediately. The 2001 Plan provides that upon termination of employment of an optionee by reason of death or permanent, total disability, an option remains exercisable for one year thereafter to the extent it was exercisable on the date of such termination.

     Options under the 2001 Plan must be granted within 10 years from the effective date thereof. Incentive stock options granted under the 2001 Plan cannot be exercised more than 10 years from the date of grant, except that incentive stock options issued to a 10% stockholder are limited to five year terms. Any unexercised options under the 2001 Plan that expire or that terminate upon an employee's ceasing to be employed with the Company become available once again for issuance.

     All options granted under the 2001 Plan provide for the payment of the exercise price in cash equal to the exercise price of the options being exercised.


                     AUTHORIZATION TO INCREASE COMMON STOCK
                                (Proposal Three)

     The Board of Directors has approved and recommends that the stockholders of the Corporation approve an amendment to the Corporation's Certificate of Incorporation for the purpose of increasing the number of its authorized shares of Common Stock from 50,000,000 to 100,000,000.

     The Board of Directors believes that the increase in the number of authorized shares of Common Stock will increase the flexibility of the Corporation for raising additional capital and future acquisitions. There is one acquisition currently being considered by the Corporation.

     The number of shares currently outstanding is 49,339,137 or approximately 98.67% of the currently authorized shares. Upon an increase of the authorized capital to 100,000,000 shares, current shareholders would own approximately 49.33% of the authorized shares (100% of the issued shares). Once authorized by the shareholders by this proposed amendment, additional shares may be issued by the Corporation without shareholder approval. Since the Board of Directors has the authority to issue additional shares equal to greater than 50% of the shares currently outstanding without additional shareholder approval, such authority could be considered to be anti-takeover in nature, thus possibly inhibiting a change in control of the Corporation.

     The affirmative vote of a majority of the outstanding Common Stock entitled to vote on this proposal to amend the Corporation's Certificate of Incorporation is required for approval of the proposal. The Board of Directors recommends voting FOR this proposal to amend the Certificate of Incorporation.


                      RATIFICATION OF CORPORATE NAME CHANGE
                                 (Proposal Four)

     The Board of Directors and the majority stockholder have approved and recommend that the stockholders of the Corporation approve an amendment to the Corporation's Certificate of Incorporation for the purpose of changing the name of the Corporation from Creative Restaurant Concepts, Inc. to Cala Corporation to reflect the diversification away from restaurant operations and development to other types of enterprises.

     The affirmative vote of a majority of the outstanding Common Stock entitled to vote on this proposal to amend the Corporation's Certificate of Incorporation is required for ratification of the proposal. The Board of Directors recommends voting FOR this proposal to amend the Certificate of Incorporation to change the name of the Corporation.


                        AUTHORIZATION TO CHANGE DOMICILE
                             FROM OKLAHOMA TO NEVADA
                                 (Proposal Five)

     The Board of Directors has approved and recommends that the stockholders of the Corporation approve the change in the domicile of the Corporation from Oklahoma to Nevada. The Board believes that the favorable corporate laws and the relatively modest fee structure make such change attractive.

     The change in domicile will be effected through a merger of a Nevada corporation having the same name with the Corporation with the Nevada corporation being the surviving corporation. The Nevada corporation will have the same capital structure, officers and directors as the Corporation as well as similar provisions in the By-laws concerning staggered terms for the Board and indemnification provisions for officers, directors and agents.

     The affirmative vote of a majority of the outstanding Common Stock entitled to vote on this proposal to merge the Corporation with a Nevada corporation is required for approval of the proposal. The Board of Directors recommends voting FOR this proposal.


                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
                                 (Proposal Six)

     Roger Castro, C.P.A., independent certified public accountant, have served the Corporation as its principal accountants, for the past year and were responsible for the audit of the Corporation's most recent financial statements. Representatives of such firm will be present at the Corporation's Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they so desire. Roger Castro, C.P.A. have been selected by the Board to serve as auditors for the fiscal year to end December 31, 2000, subject to ratification and approval by the shareholders.

     The Board recommends ratification and approval of the selection of Roger Castro C.P.A. as independent auditors for the Corporation during fiscal 2001.


                                 OTHER BUSINESS

     Management does not intend to bring any matters before the meeting other than those set forth in the accompanying notice. Management knows of no other matters to be brought before the meeting by others. However, if any other matters are brought before the meeting, the proxies named in the enclosed form of proxy will vote in accordance with their judgment on such matters.

                              STOCKHOLDER PROPOSALS

     A proposal submitted by a stockholder for action at the Corporation's 2002 Annual Meeting of Shareholders must be received no later than January 1, 2002 in order to be included in the proxy statement for that meeting.

                                            By Order of the Board of Directors


                                            /s/  Joseph Cala
                                                 -------------------------------
                                                 Joseph Cala
                                                 Chairman of the Board

San Jose, California
August 24, 2001

              YOUR COOPERATION IN GIVING THIS MATTER YOUR IMMEDIATE
                 ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY
                               WILL BE APPRECIATED

                                CALA CORPORATION
           This Proxy is Solicited on Behalf of the Board of Directors

Joseph Cala and Stephen Ko are and each of them is hereby appointed an authorized to represent the undersigned at the Annual Meeting of Stockholders of Cala Corporation, to be held at the offices of the corporation, 2 N. First Street, Third Floor, San Jose, California 95113, on September 30, 2001 at 6:30 p.m. (PST), and at any adjournments thereof, and to vote the number of shares of common stock that the undersigned would be entitled to vote if personally represented, on all proposals coming before the Meeting, in the manner specified and on any other business that may properly come before the meeting.

     This Proxy when properly executed, will be voted in the manner directed hereon by the shareholder. If no direction is made, this Proxy will be voted FOR the election of all nominees as directed and FOR all other proposals outlined in the Notice of Annual Meeting of Shareholders.

     Place an "X" in the space provided below to indicate your vote on each item:

1.   ELECTION OF DIRECTORS:

     NOMINEES: JOSEPH CALA AND STEPHEN KO

     [ ] VOTE FOR THE ELECTION OF NOMINEES UNLESS OTHERWISE INSTRUCTED BELOW

   (Instruction: to withhold authority to vote for an individual nominee write that nominee's name in the space provided below.)


     [ ] VOTE WITHHELD FOR NOMINEE(S)

               --------------------------------------------------


2.   APPROVAL OF THE ADOPTION OF A STOCK OPTION PLAN.

             [     ]    FOR          [     ] AGAINST           [    ]  ABSTAIN


3.   APPROVAL OF APPOINTMENT OF ROGER CASTRO, C.P.A. AS INDEPENDENT AUDITORS.

             [     ]    FOR          [     ] AGAINST           [    ]  ABSTAIN


4.   RATIFY THE CHANGE OF NAME OF THE CORPORATION TO CALA CORPORATION.

             [     ]    FOR          [     ] AGAINST           [    ]  ABSTAIN


5. RATIFY AND AUTHORIZE THE CHANGE OF DOMICILE OF THE CORPORATION FROM OKLAHOMA TO NEVADA.

             [     ]    FOR          [     ] AGAINST           [    ]  ABSTAIN

                                (Continued and to be signed on the reverse side)

6.   RATIFY AND AUTHORIZE THE INCREASE OF AUTHORIZED COMMON STOCK TO
     100,000,000.

             [     ]    FOR          [     ] AGAINST           [    ]  ABSTAIN


7. IN THEIR DISCRETION, UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

             [     ]    FOR          [     ] AGAINST           [    ]  ABSTAIN


     Please sign and date this Proxy Card and return promptly using the enclosed postage paid envelope.



                                          Dated __________________________, 2001
                                                        Signature

     This Proxy must be exactly as name appears on this Proxy Card. If shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation or other legal entity, please sign full entity name, by duly authorized officer. If a partnership, please sign in full partnership name, by authorized partner or person.

                                CALA CORPORATION
                             2001 STOCK OPTION PLAN

     1. Definitions. For purposes of this CALA CORPORATION 2001 STOCK OPTION PLAN, certain terms used herein are defined as follows:

     1.1 "Board" shall mean the Board of Directors of the Company charged with responsibility of administering the Plan, interpreting the Plan, and evaluating the performance of persons performing or requested to perform services on behalf of the Company and awarding stock options to such persons deemed deserving of receiving additional compensation for their effort.

     1.2 "Consultants" shall mean independent contractors and others not employed by the Company who perform services to advance the interests of the Company.

     1.3 "Directors" shall mean the Board of Directors of the Company as elected from time to time.

     1.4 "Employees" shall mean persons in the employ of the Company, its parent or any subsidiary, as officers, department heads, administrative personnel, counsel, and other key employees of the Company.

     1.5 "Expiration Date" shall mean the date, specified in an Option Agreement after which the option can no longer be exercised. This date can be no later than ten (10) years after the option is granted. Options granted under the Plan can also become unexercisable by forfeiture or termination or lapse in accordance with provisions of the Plan and/or Option Agreement.

     1.6 "Incentive Stock Option" shall mean options granted pursuant to this Plan to Employees intended to qualify for tax treatment under Internal Revenue Code Section 422 and identified in the Stock Option Agreement as an Incentive Stock Option.

     1.7 "Non-Statutory Stock Option" shall mean options granted pursuant to this Plan to Employees, Consultants and Directors performing services on behalf of the Company and identified in the Stock Option Agreement as a Non-Statutory Stock Option.

     1.8 "Option Agreement" shall mean the agreement, which describes and defines the terms and conditions of the option granted and condition for its exercise, entered into from time to time between the Company and persons chosen by the Board to receive Stock Options under this Plan. The Option Agreement shall be in substantially the form of Exhibit "1" hereto.

     2. Purpose. The purpose of the CALA CORPORATION 2001 STOCK OPTION PLAN (the "Plan) is to further the interests of Cala Corporation (hereinafter called "the Company") by providing incentives for officers, department heads, administrative personnel, counsel, and other key employees of the Company as well as consultants and directors of the Company who may be designated for participation in the Plan and to provide additional means of attracting and retaining competent personnel in responsible positions.

     3. Administration. The Plan shall be administered by the Board of Directors of the Company (or a Committee of the Board of Directors appointed for that purpose). Subject to the provisions of the Plan and applicable law, the Board is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations regulating to the Plan and to any options granted thereunder and to make all other determinations necessary or advisable for the administration of the Plan.

     4. Participants and Allotments. The Board shall determine and designate from time to time those Employees of the Company to whom Incentive Stock Options are to be granted, and those Consultants, Directors of the Company, and Employees of the Company to whom Non-Statutory Options are granted and who thereby become participants in the Plan. The Board shall allot to such participants (the "Optionees") options to purchase shares in such amounts as the Board shall from time to time determine; PROVIDED that the aggregate fair market value (determined as of the time the option to purchase shares is granted) of the shares for which any Employee of the Company may first exercise an Incentive Stock Option in any calendar year (under this Plan and all other Incentive Stock Option plans of the Company and/or its parent and subsidiary corporations) shall not exceed $100,000. No member of the Board shall have any right to vote or decide upon any matter relating solely to himself or a member of his immediate family or solely to any of his rights or benefits (or rights or benefits of a member of his immediate family) under the Plan. Participation in the Plan shall not confer any right of continuation of service as an employee of the Company.

     5. Shares Subject to the Plan. Under this Plan, the Board may from time to time grant options to participants entitling the holders thereof to purchase shares of the Company's authorized and unissued Common Stock up to an aggregate of 2,500,000 shares. Of this aggregate total 2,000,000 shares shall be designated for offers of Incentive Stock Options to Employees and 500,000 for Non-Statutory Options for Consultants, Directors and Employees of the Company. If any option granted under the Plan shall terminate or expire unexercised, in whole or in part, the shares so released from option may be made the subject of additional options granted under the Plan of the same type as the terminated or expired option. The Company shall reserve and keep available such number of shares of stock as will satisfy the requirements of all outstanding options granted under the Plan. If there is any change in the Company's shares of Common Stock, as by stock splits, reverse stock splits, stock dividends or recapitalization, the number of shares available for option and the shares subject to option shall be appropriately adjusted by the Board.

     6. Option Agreement. In making any determination as to Optionees to whom options shall be granted and as to the number of shares to be covered by such options, the Board shall take into account the duties of the respective Optionees who are Employees of the Company, the present and potential contributions of Optionees to the success of the Company, the period of Optionee's service benefitted the Company, and such other factors as the Board shall deem relevant in connection with accomplishing the purpose of the Plan. Each option, whether an Incentive Stock Option or otherwise, shall be subject to all terms and provisions of this Plan and as set forth in the Option Agreement between the Company and the Optionee receiving the same. The option may be in such form, not inconsistent with the terms of this Plan, as shall be approved by the Board, including, but not limited to, the following terms and conditions:

          (a) Options granted under the Plan shall be exercisable for periods not exceeding ten (10) years from the date of the grant, unless terminated sooner in accordance with this Plan or the Option Agreement.

          (b) Option Price. The option price or prices shall be fair market value of issued and outstanding shares of stock of the Company at the date the option is granted. For the purposes hereof, fair market value shall be determined in good faith based upon facts and circumstances.

     7. Option Period. The term of this Plan and the period during which options may be granted hereunder shall be ten (10) years from the date the Plan is approved by the Board or shareholders of the Company, whichever is earlier. No option granted pursuant to the Plan shall be exercisable after the expiration of ten (10) years from the date the option is first granted. No option granted pursuant to the Plan to a person then owning more than ten percent (10%) of the voting power of the Company's voting stock shall be exercisable after the expiration of five (5) years from the date the option is first granted. For the purposes of the preceding sentence (a) the Optionee shall be considered as owning the stock owned directly or indirectly by or for himself, the stock which the Optionee may purchase under outstanding options and the stock owned, directly or indirectly, by or for his brothers and sisters (whether of the whole or half blood), spouse, ancestors, and lineal descendants, and (b) stock owned directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. The expiration date stated in the Option Agreement is hereinafter called the Expiration Date.

     8. Conditions of Incentive Stock Option. Incentive Stock Options granted pursuant to this Plan shall be subject to the following conditions:

          (a) If the employment of the Optionee by the Company is terminated for any reason other than his death, all unexercised options shall terminate, be forfeited and shall lapse upon 90 days following termination of employment.

          (b) If the Optionee dies while employed by the Company then within six months after the date of the Optionee's death, subject to the provisions of Sections 6(a) and 7 above and the Option Agreement, the option may be exercised by his estate or by any person who has acquired the Optionee's right to exercise the option by bequest or inheritance to the extent the option was exercisable as of the date of his death. Upon the expiration of such six-month period, all unexercised options shall terminate, be forfeited and shall lapse.

          (c) Except as otherwise provided in Section 8(b) above, the option and all rights granted hereunder shall not be transferred by the Optionee, and may not be assigned, pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process. Upon any attempt by the Optionee to transfer the option, or to assign, pledge, hypothecate or otherwise dispose of such option or of any rights granted hereunder, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option or such rights, such option and such rights shall immediately become null and void. The option shall be exercisable, during the lifetime of the Optionee, only by the Optionee.

     9. Conditions of Non-Statutory Option. Non-Statutory Stock Options granted pursuant to this Plan shall be subject to the following conditions:

          (a) If the Optionee terminates his employment with the company or ceases to perform services for the benefit of the Company as a Director or Consultant performing services for the Company for any reason other than his death, all unexercised options shall terminate, be forfeited, and shall lapse upon 90 days following termination or cessation of services.

          (b) If the Optionee dies while employed by the Company or performing services for the benefit of the Company as a Director or Consultant then within six (6) months after the date of the Optionee's death, subject to the provisions of Sections 6(a) and 7 above and the Option Agreement, the option may be exercised by his estate or by any person who has acquired the Optionee's right to exercise the option by bequest or inheritance to the extent the option was exercisable as of the date of his death. Upon the expiration of such six-month period, all unexercised options shall terminate, be forfeited, and shall lapse.

          (c) Except as otherwise provided in Section 9(b) above, the option and all rights granted hereunder shall not be transferred by the Optionee, and may not be assigned, pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process. Upon any attempt by the Optionee to transfer the option, or to assign, pledge, hypothecate or otherwise dispose of such option or of any rights granted hereunder, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option or such rights, such option and such rights shall immediately become null and void. The option shall be exercisable, during the lifetime of the Optionee, only by the Optionee.

     10. Exercise of Options.

          (a) To exercise the option, the Optionee or his successor shall give written notice to the Company's Treasurer at the Company's principal office, accompanied by full payment of the shares being purchased and an Investment Letter stating that the shares are purchased for investment and not with a view to distribution in form and substance as shown in Exhibit "2" hereto. However, this Letter shall not be required if the shares subject to the option are registered with the Securities and Exchange Commission. If the option is exercised by the successor of the Optionee, following his death, proof shall be submitted, satisfactory to the Board, of the right of the successor to exercise the option.

          (b) Shares of stock issued pursuant to this Plan which have not been registered wit the Securities and Exchange Commission shall bear the following legend:

               The securities represented by this stock certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or the applicable state securities law (the "State Acts"), and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Corporation of a favorable opinion of its counsel and/or the submission to the Corporation of such other evidence as may be satisfactory to counsel for the Corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

          (c) The Company shall not be required to transfer or deliver any certificate or certificates for shares purchased upon any exercise of such option: (i) until after compliance with all then applicable requirements of law; and (ii) prior to admission of such shares to listing on any stock exchange on which the stock may then be listed. In no event shall the Company be required to issue fractional shares to the Optionee.

     11. Registration. If the Company shall be advised by its counsel that shares of stock deliverable upon any exercise of an options are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of same, the Company may effect registration or obtain consent, and delivery of shares by the Company may be deferred until registration is effected or consent obtained.

     12. Issuance of Stock. No stock shall be issued until full payment for stock has been made. The Optionee shall have no rights as a shareholder with respect to optioned shares until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Sections 5 and 13 hereof.

     13. Corporate Reorganization. If there shall be any capital reorganization or consolidation or merger of the Company with another corporation or corporations, or any sale of all or substantially all of the Company's properties and assets to any other corporation or corporations, the Company shall take such action as may be necessary to enable Optionee to receive upon any subsequent exercise of their respective options, in whole or in part, in lieu of shares of common stock, securities or other assets as were issuable or payable upon such reorganization, consolidation, merger or sale in respect of, or in exchange for such shares of common stock.

     14. Amendments and Termination. The Board of Directors may amend, suspend, discontinue or terminate the Plan, but no such action may, without the consent of the Optionee alter or impair his option, except as provided in Section 11.

     15. Prior Plans. Upon the effectiveness of this Plan, no further grants shall be made under any prior plans of the Company. Any options granted under any prior plans shall continue in effect in accordance with their terms.

     This Plan has been duly adopted by the Board of Directors of Cala Corporation on this ______ day of _______________, 2001.

                                CALA CORPORATION

[CORPORATE SEAL]

ATTEST:                                   By:

- --------------------------------             ---------------------------------
                       Secretary                                       President

EXHIBIT "1"

                                CALA CORPORATION
                           2001 STOCK OPTION AGREEMENT


     THIS AGREEMENT is made this _______ day of ____________________, 20____, by and between Cala Corporation (hereinafter called the "Company"), a Nevada corporation, and ____________________________, (hereinafter called the "Optionee").


                              W I T N E S S E T H:

     WHEREAS, the Board of Directors of the Company has adopted the 2001 Stock Option Plan (the "Plan"); and

     WHEREAS, the Compensation Board of the Company (the "Board") considers it desirable and in the Company's best interests that the Optionee be given an opportunity to purchase shares of its Common Stock in furtherance of the Plan to provide incentive for the Optionee to ______________________________________________________ or remain in the employ of the Company and to promote the success of the Company.

     NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

     1. Grant of Option. The Company hereby grants to the Optionee the right, privilege and option to purchase ___________________________________
(_____________) shares, of the Common Stock of the Company, at a purchase price of Dollars ($___________) per share in the manner and subject to the conditions hereinafter provided. Such purchase price is not less than the fair market value of the shares of Common Stock of the Company at the time this option is granted. This [_______] is [______] is not intended to be an Incentive Stock Option.

     2. Period of Exercise of Option.

          (a) The option will be exercisable for a period of _________________ (________) years from the date of the grant. The options granted hereunder may be exercised with respect to no more than the following cumulative amounts (including any such options previously exercised):

                  Beginning January 1, 20_______           __________%
                  Beginning January 1, 20_______           __________%
                  Beginning January 1, 20_______           __________%
                  Beginning January 1, 20_______           __________%
                  Beginning January 1, 20_______           __________%
                  Beginning January 1, 20_______           __________%
                  Beginning January 1, 20_______           __________%
                  Beginning January 1, 20_______           __________%

If any Options are not exercised by the end of a period of _____________ (_______) years from the date of the grant, the will lapse.

[___] If the option is intended to be an Incentive Stock Option, the Agreement includes the following:

          (b) If the employment of the Optionee by the Company is terminated for any reason other than his death, all unexercised portions of the option shall terminate, be forfeited and shall lapse immediately.

          (c) If the Optionee dies while employed by the Company, then within six months after the date of the Optionee's death, subject to the provisions of subparagraph (A) above, the option may be exercised by his estate or by any person who has acquired the Optionee's right to exercise the option by bequest or inheritance to the extent the option was exercisable as of the date of his death. Upon the expiration of such six-month period, all unexercised options shall terminate, be forfeited and shall lapse.

[___] If the option is intended to be a Non-Statutory Stock Option, the Agreement includes the following:

          (b) If the Optionee ceases to perform services for the benefit of

Company as a Director or Consultant or terminates his employment with the Company for any reason other than his death, all unexercised portions of the option shall terminate, be forfeited and shall lapse immediately.

          (c) If the Optionee dies while performing service for the benefit of the Company as a Director or Consultant or terminates employment with the Company, then within six months after the date of the Optionee's death, subject to the provisions of subparagraph (a) above, the option may be exercised by his estate or by any person who has acquired the Optionee's right to exercise the option by bequest or inheritance to the extent the option was exercisable as of the date of his death. Upon the expiration of such six-month period, all unexercised options shall terminate, be forfeited and shall lapse.

     3. Method of Exercise. In order to exercise the option, the Optionee must give written notice to the Secretary of the Company at 2 N. First Street, Third Floor, San Jose, California 95113. Said notice shall be accompanied by full payment for the shares being purchased; an Investment Letter containing the statement that the shares are purchased for investment and not with a view to distribution, in the form of the letter attached hereto and marked Exhibit "A". If the option is exercised by the successor of the Optionee following his death, proof shall also be submitted of the right of the successor to exercise the option. Shares of stock issued pursuant to the option shall bear the following legend:

               The securities represented by this stock certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or the applicable state securities law (the "State Acts"), and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Corporation of a favorable opinion of its counsel and/or the submission to the Corporation of such other evidence as may be satisfactory to counsel for the Corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

and shall be subject to appropriate stop transfer instructions. The Company shall not be required to transfer or deliver any certificate or certificates for shares purchased upon any such exercise of said option: (a) until after compliance with all then applicable requirements of law; and (b) prior to admission of such shares to listing on any stock exchange on which the stock may then be listed. In no event shall the Company be required to issue fractional shares to the Optionee.

     4. Limitation upon Exercise. The option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable, during the lifetime of the Optionee, only by the Optionee.

     5. Stock Adjustment. In the event of any change in Common Stock of the Company by reason of a stock split, stock dividend, recapitalization, exchange of shares or other transaction, the number of shares remaining subject to the option and the option price per share shall be appropriately adjusted by the Board.

     6. Corporation Reorganization. If there shall be any capital reorganization or consolidation or merger of the Company with another corporation or corporations, or any sale of all or substantially all of the Company's properties and assets to any other corporation or corporations, the Company shall take such action as may be necessary to enable the Optionee to receive upon any subsequent exercise of such option, in whole or in part, in lieu of shares of Common Stock, securities or other assets as were issuable or payable upon such reorganization, consolidation, merger or sale in respect of, or in exchange for such shares of Common Stock.

     7. Rights of Shareholder. Neither the Optionee, his legal representative, nor other persons entitled to exercise the option shall be or have any rights of a shareholder in the Company in respect of the shares issuable upon exercise of the option granted hereunder, unless and until certificates representing such shares shall have been delivered pursuant to the terms hereof.

     8. Stock Reserved. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of its Common Stock as will be sufficient to satisfy the terms of this Agreement and shall pay any original issue taxes on the exercise of this option.

     9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.



                                CALA CORPORATION


[CORPORATE SEAL]

ATTEST:                                    By:

- --------------------------------              --------------------------------
                       Secretary                                       President

WITNESS:

- --------------------------------          By:
                                              ----------------------------------

                                   EXHIBIT "2"




Board of Directors
Cala Corporation
2 N. First Street, Third Floor
San Jose, California 95113

Gentlemen:

     This will confirm my understanding with respect to the shares to be issued (or reissued) to me by reason of my exercise this date of certain stock option rights granted to me by Cala Corporation for the purchase of ___________________________________ (________________) shares of Common Stock
(the "Shares") as follows:

          (a) I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.

          (b) The Shares are being issued without registration under the Securities Act of 1933, as amended (the "Act") in reliance upon the private exemption contained in Section 4(2) of the Act, and such reliance is based in part on the above representation.

          (c) The certificate for the shares of stock to be issued to me will bear the following legend:

               The securities represented by this stock certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or the applicable state securities law (the "State Acts"), and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Corporation of a favorable opinion of its counsel and/or the submission to the Corporation of such other evidence as may be satisfactory to counsel for the Corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

Appropriate stop transfer instructions will be issued by the Company to its transfer agent.

          (d) Since the Shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate.

          (e) These understandings shall not preclude a sale in compliance with Rule 144 under the Act, as such rule may be amended and in effect at the time. Sales of the shares made in reliance upon Rule 144 may only be made if the Rule is then available and then only in limited amounts in accordance with the terms and conditions of the Rule as in effect at the time of said sales. I agree to furnish you, prior to any such sale, an executed copy of the related Form 144, written confirmation of compliance with the Rule by myself and the broker executing the sale, an opinion of counsel satisfactory to you that the sale does not require registration under the Act, and such other evidence as you shall request of compliance under the Rule.

          (f) Cala Corporation is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under Regulation A under the Act for my benefit.



Dated:
       --------------------------------      -----------------------------------